UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________
FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2012

SANTEON GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	033-19961	01-0623010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11720 Plaza American Drive, Suite 150 Reston Virginia 20190
(Address of Principal Executive Offices)

(703) 970-9200
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Santeon Group, Inc. released on May 14, 2012 a summary of the Special Update Call it held for shareholders and all interested parties on Thursday, May 10th, 2012 at 5:00 PM (EST).  The purpose of the Special Update Call was to provide an interim update on the progress of the Company’s business efforts, recently-awarded contracts, its recent 2010 10-K filing, the status of its current year audit and its plans and strategy for 2012/2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Santeon Group, Inc. titled "Interim Operational and Financial Update" dated May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2012

Santeon Group, Inc.

By:	/s/ Ash Rofail
Ash Rofail
Chairman & Chief Executive Officer